Exhibit 10.146a

EXECUTION COPY

2011 THREE YEAR TIFFANY CREDIT AGREEMENT

COMMITMENT INCREASE SUPPLEMENT

COMMITMENT INCREASE SUPPLEMENT, dated as of July 26, 2012, to the Three Year Credit Agreement, dated as of December 21, 2011, by and among Tiffany & Co. (the “Parent”), Tiffany and Company, Tiffany & Co. International, Tiffany & Co. Japan Inc., the other Borrowers party thereto, the Lenders party thereto and The Bank of New York Mellon, as Administrative Agent (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein that are defined in the Credit Agreement shall have the meanings therein defined.

1. Pursuant to Section 2.7(c) of the Credit Agreement, the Parent hereby proposes to increase (the “Increase”) the Aggregate Core Currency Commitments from $160,750,000 to $235,750,000, which will result in a corresponding increase in the Aggregate Commitments from $200,000,000 to $275,000,000.

2. Each of the following Lenders (each an “Increasing Lender”) has been invited by the Parent, and has agreed, subject to the terms hereof, to increase its Core Currency Commitment as follows:

Name of Increasing Lender	Amount of the Increase to Core Currency Commitment	Amount of Core Currency Commitment (after giving effect to the Increase)
The Bank of New York Mellon	$11,500,000	$30,500,000
Standard Chartered Bank	$11,500,000	$36,250,000
Bank of America, N.A.	$7,500,000	$20,625,000
HSBC Bank USA, N.A.	$6,500,000	$22,125,000
JPMorgan Chase Bank, N.A.	$13,500,000	$28,500,000
Mizuho Corporate Bank (USA)	$11,500,000	$31,250,000
U.S. Bank National Association	$6,500,000	$21,500,000
Wells Fargo Bank, N.A.	$6,500,000	$23,375,000

3. The Parent hereby represents and warrants to the Administrative Agent and each Lender that immediately before and after giving effect to the Increase, no Default or Event of Default exists or would exist and that the representations and warranties contained in the Credit Agreement are true and correct with the same effect as though such representations and warranties had been made on the effective date of the Increase, except those which are expressly specified to be made as of an earlier date.

Tiffany Three Year Commitment Increase Supplement

4. This Commitment Increase Supplement and the Increase shall become effective upon (i) the receipt by the Administrative Agent of a copy of this Commitment Increase Supplement executed by the Parent, the Administrative Agent and each Increasing Lender set forth below, and consented to by the Issuing Bank and the Swing Line Lender, (ii) the receipt by the Administrative Agent, for the account of the Increasing Lenders, of the fees payable to the Increasing Lenders previously agreed with respect to this Commitment Increase Supplement, (iii) the receipt by the Administrative Agent, for its own account, of the fees payable to the Administrative Agent previously agreed with respect to this Commitment Increase Supplement, and (iv) the satisfaction of all of the requirements set forth in such Section 2.7(c) of the Credit Agreement (the “Increase Effective Date”). On and as of the Increase Effective Date, each of the Increasing Lenders shall have a Core Currency Commitment equal to the amount set forth above under “Amount of Core Currency Commitment (after giving effect to the Increase)” next to its name.

5. On and as of the Increase Effective Date, Exhibit A-1 attached hereto shall replace Exhibit A-1 to the Credit Agreement.

6. On and as of the Increase Effective Date, each Lender shall be deemed to have entered into a master assignment and acceptance agreement with respect to its Core Currency Commitment and outstanding Revolving Loans, whereupon each Lender shall make the necessary payment to the Administrative Agent to reflect the assignment to it of Revolving Loans, in each case as contemplated by Section 2.7(c)(C) of the Credit Agreement.

7. Each Borrower shall compensate each Lender in accordance with Section 3.5 of the Credit Agreement for all reasonable losses, expenses and liabilities incurred by such Lender as a result of the reallocations and repayments contemplated herein.

IN WITNESS WHEREOF, each of the undersigned has caused this Commitment Increase Supplement to have been duly executed and delivered on its behalf as of the day and year first above written.

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Tiffany Three Year Commitment Increase Supplement

TIFFANY & CO.

By:	/s/ Michael W. Connolly
Name:	Michael W. Connolly
Title:	Vice President - Treasurer

Tiffany Three Year Commitment Increase Supplement

THE BANK OF NEW YORK MELLON,
as Administrative Agent and as an Increasing Lender

By:	/s/ Thomas J. Tarasovich, Jr.
Name:	Thomas J. Tarasovich, Jr.
Title:	Vice President

Consented to:

THE BANK OF NEW YORK MELLON, as Issuing Bank and Swing Line Lender

By:	/s/ Thomas J. Tarasovich, Jr.
Name:	Thomas J. Tarasovich, Jr.
Title:	Vice President

Tiffany Three Year Commitment Increase Supplement

STANDARD CHARTERED BANK

By:	/s/ Steven Aloupis
Name:	Steven Aloupis
Title:	Managing Director - Capital Markets

By:	/s/ Robert K. Reddington
Name:	Robert K. Reddington
Title:	Credit Documentation Manager Credit Documentation Unit WB Legal - Americas

Tiffany Three Year Commitment Increase Supplement

JPMORGAN CHASE BANK, N.A.

By:	/s/ Michelle Cipriani
Name:	Michelle Cipriani
Title:	Vice President

Tiffany Three Year Commitment Increase Supplement

MIZUHO CORPORATE BANK (USA)

By:	/s/ Tenya Mitsuboshi
Name:	Tenya Mitsuboshi
Title:	Deputy General Manager

Tiffany Three Year Commitment Increase Supplement

BANK OF AMERICA, N.A.

By:	/s/ Jamie Eng
Name:	Jamie Eng
Title:	Vice President

Tiffany Three Year Commitment Increase Supplement

HSBC BANK USA, N.A.

By:	/s/ Darrew Pinsker
Name:	Darrew Pinsker
Title:	Sr. Vice President

Tiffany Three Year Commitment Increase Supplement

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Mark D. Rodgers
Name:	Mark D. Rodgers
Title:	Assistant Vice President

Tiffany Three Year Commitment Increase Supplement

WELLS FARGO BANK, N.A.

By:	/s/ Patricia McEnery for James T. King
Name:	Patricia McEnery for James T. King
Title:	SVP SVP

Tiffany Three Year Commitment Increase Supplement

TIFFANY THREE YEAR EXHIBIT A-1

LIST OF CORE CURRENCY COMMITMENTS

Lender	Core Currency Commitment	Core Currency Commitment Percentage	Aggregate Commitment Percentage

The Bank of New York Mellon	$30,500,000	12.93743372%	14.54545455%

ABN AMRO Bank N.V.	$21,625,000	9.17285260%	10.36363636%

Standard Chartered Bank	$36,250,000	15.37645811%	14.54545455%

Bank of America, N.A.	$20,625,000	8.74867444%	8.18181817%

HSBC Bank USA, N.A.	$22,125,000	9.38494168%	8.72727273%

JPMorgan Chase Bank, N.A.	$28,500,000	12.08907741%	13.45454545%

Mizuho Corporate Bank (USA)	$31,250,000	13.25556734%	12.72727273%

U.S. Bank National Association	$21,500,000	9.11983033%	8.72727273%

Wells Fargo Bank, N.A.	$23,375,000	9.91516437%	8.72727273%

TOTAL	$235,750,000	100.00000000%	100.00000000%

Tiffany Three Year Commitment Increase Supplement